Exhibit 99.1
GitLab Reports Third Quarter Fiscal 2022 Financial Results

Quarterly revenue of $66.8 million, up 58% year-over-year
Strong Dollar-Based Net Retention Rate at over 130%

San Francisco (December 6, 2021) - All-Remote - GitLab Inc. (NASDAQ: GTLB), The DevOps Platform, today reported financial results for its third quarter of fiscal 2022, ended October 31, 2021.

“We are seeing viral adoption and expanded use of The DevOps Platform, growing our revenue by 58% year-over-year this quarter,” said Sid Sijbrandij, GitLab CEO. “Customers use GitLab for their most immediate needs and then expand usage over time. This enables them to quickly modernize their software development to meet the demands of digital acceleration. As we look to the fourth quarter and fiscal 2023, we see continued strong momentum toward our large addressable market.”

“We performed well during the quarter and believe our business is set up for continued strength,” said Brian Robins, GitLab CFO. “We are pleased with our Dollar-Based Net Retention of over 130% and the positive business outcomes we continue to drive for our customers across all verticals around the world. The market for DevOps platforms is underpenetrated, and as a pioneer of The DevOps Platform, GitLab is well positioned to make the most of the substantial market opportunity before us.”

Third Quarter Fiscal 2022 Financial Highlights (in millions, except per share data and percentages):

	Q3 FY 2022	Q3 FY 2021	Y/Y Change
Revenue	$66.8	$42.2	58%
GAAP Gross margin	89%	89%
Non-GAAP Gross margin	90%	89%
GAAP Operating loss	$(32.5)	$(24.5)	$(8.0)
Non-GAAP Operating loss	$(23.9)	$(22.3)	$(1.6)
GAAP Net loss attributable to GitLab	$(41.2)	$(28.6)	$(12.6)
Non-GAAP Net loss attributable to GitLab	$(22.7)	$(22.3)	$(0.4)
GAAP Net loss per share attributable to GitLab	$(0.62)	$(0.57)	$(0.05)
Non-GAAP Net loss per share attributable to GitLab	$(0.34)	$(0.44)	$0.10
A reconciliation between GAAP and non-GAAP financial measures is contained in this release under the section titled “Non-GAAP Financial Measures.”

Recent Business Highlights:

•Customers with more than $5,000 of ARR increased to 4,057, up 66% from Q3 of fiscal 2021.
•Customers with more than $100,000 of ARR increased to 427, up 73% from Q3 of fiscal 2021.
•Dollar-Based Net Retention Rate, which we report on a threshold basis, remained above 130%.
•New and expansion customers included Suzuki Motor Corporation, Smartsheet, and Lockheed Martin.
•GitLab ranked #11 on the Forbes Cloud 100.
•Released GitLab versions 14.2, 14.3 and 14.4, marking 121 consecutive months of innovation.
•Appointed Sunny Bedi, chief information and chief data officer of Snowflake, to GitLab’s Board of Directors.
•GitLab completed its initial public offering. GitLab is listed on the NASDAQ under the ticker symbol “GTLB.”

Financial Outlook

For the fourth quarter of fiscal year 2022, GitLab Inc. expects (in millions, except per share data):

	Q4 FY 2022 Guidance	FY 2022 Guidance
Revenue	$69.5 - $70.5	$244.0 - $245.0
Non-GAAP operating loss	$(33) - $(32)	$(104) - $(103)
Non-GAAP net loss per share assuming approximately 144 million and 80 million weighted average shares outstanding as of Q4 FY2022 and FY22, respectively	$(0.26) - $(0.25)	$(1.43) - $(1.42)

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Guidance for non-GAAP financial measures excludes stock-based compensation expense, amortization of acquired intangible assets, and non-cash unrealized foreign exchange (gain) loss. We have not provided the most directly comparable GAAP financial guidance measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation of non-GAAP guidance for operating loss and net loss per share to the corresponding GAAP measures is not available.

Conference Call Information

GitLab will host a conference call today, December 6, 2021, at 1:30 p.m. (PT) / 4:30 p.m. (ET) to discuss its third quarter fiscal 2022 financial results. Investors and analysts should register for the call in advance by visiting https://gitlab.zoom.us/webinar/register/WN_t35sex9aQjyTCTMS0t4Alw. A replay of the call will be available on the investor relations website (ir.gitlab.com).

About GitLab

GitLab is The DevOps Platform that empowers organizations to maximize the overall return on software development by delivering software faster and efficiently, while strengthening security and compliance. GitLab’s single application is easier to use, leads to faster cycle time and allows visibility throughout and control over all stages of the DevOps lifecycle. With GitLab, every team in your organization can collaboratively plan, build, secure, and deploy software to drive business outcomes faster with complete transparency, consistency and traceability.

Non-GAAP Financial Measures

GitLab believes non-GAAP measures are useful in evaluating its operating performance. GitLab uses this supplemental information to evaluate its ongoing operations and for internal planning and forecasting purposes. GitLab believes that non-GAAP financial information, when taken collectively with its GAAP financial information, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Reconciliations of non-GAAP financial measures to the most directly comparable financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. We define non-GAAP financial measures as GAAP measures, excluding stock-based compensation expense, amortization of acquired intangible assets, and non-cash unrealized foreign exchange (gain) loss. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Forward-Looking Statements

This press release and the accompanying earnings call contain “forward-looking statements” as that term is defined under the U.S. federal securities laws. Although we believe that the expectations reflected in the forward-looking statements contained in this release and the accompanying earnings call are reasonable, they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions, and other factors include, but are not limited to the following:

• our ability to appropriately manage future growth;
• our revenue growth rate in the future;
• our ability to achieve and sustain profitability, our business, financial condition, and operating results;
• our intense competition and loss of market share to our competitors;
• the market for our services may not grow;
• a decline in our customer renewals and expansions;
• our transparency;
• our publicly available company Handbook;
• security and privacy breaches;
• customers staying on our open-source or free SaaS product offering;
• fluctuations in our operating results;
• our limited operating history;
• our ability to manage our growth effectively;
• our ability to respond to rapid technological changes;
• our ability to accurately predict the long-term rate of customer subscription renewals or adoption, or the impact of these renewals and adoption; and
• our hiring model.

Further information on these and additional risks, uncertainties, and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in the filings and reports we make with the Securities and Exchange Commission. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law.

Operating Metrics

Annual Recurring Revenue (“ARR”): We define annual recurring revenue as the annual run-rate revenue of subscription agreements, including our self-managed and SaaS offerings but excluding professional services, from all customers as measured on the last day of a given month. We calculate ARR by taking the monthly recurring revenue (“MRR”) and multiplying it by 12. MRR for each month is calculated by aggregating, for all customers during that month, monthly revenue from committed contractual amounts of subscriptions, including our self-managed license, self-managed subscription, and SaaS subscription offerings but excluding professional services.

Dollar-Based Net Retention Rate: We calculate Dollar-Based Net Retention Rate as of a period end by starting with our customers as of the 12 months prior to such period end (“Prior Period ARR”). We then calculate the ARR from these customers as of the current period end (“Current Period ARR”). The calculation of Current Period ARR includes any upsells, price adjustments, user growth within a customer, contraction, and attrition. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the Dollar-Based Net Retention Rate.

GitLab Inc.
Condensed Consolidated Balance Sheets
(in thousands, except per share data)
(unaudited)

	October 31, 2021(1)	January 31, 2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$824,714	$282,850
Short-term investments	100,031	—
Accounts receivable, net of allowance for doubtful accounts of $697 and $1,022 as of October 31, 2021 and January 31, 2021, respectively	56,976	39,651
Deferred contract acquisition costs, current	19,880	18,700
Prepaid expenses and other current assets	10,749	7,292
Total current assets	1,012,350	348,493
Deferred contract acquisition costs, long-term	11,433	11,776
Intangible assets, net	515	797
Other long-term assets	4,510	1,500
TOTAL ASSETS	$1,028,808	$362,566
LIABILITIES, CONVERTIBLE PREFERRED STOCK, AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$4,943	$3,111
Accrued expenses and other current liabilities	9,572	7,348
Accrued compensation and benefits	16,980	13,179
Deferred revenue, current	147,395	103,543
Total current liabilities	178,890	127,181
Deferred revenue, long-term	27,589	30,625
Other long-term liabilities	12,922	11,078
TOTAL LIABILITIES	219,401	168,884
Commitments and contingencies
CONVERTIBLE PREFERRED STOCK
Convertible preferred stock, $0.0000025 par value; no shares and 79,959 shares authorized as of October 31, 2021 and January 31, 2021, respectively; no shares and 79,551 shares issued and outstanding as of October 31, 2021 and January 31, 2021, respectively	—	424,904
STOCKHOLDERS’ EQUITY (DEFICIT):
Preferred stock, $0.0000025 par value; 50,000 shares and no shares authorized; no shares issued and outstanding as of October 31, 2021 and January 31, 2021	—	—
Class A Common stock, $0.0000025 par value; 1,500,000 and 163,000 shares authorized; 12,591 and 1,151 shares issued and outstanding as of October 31, 2021 and January 31, 2021	—	—
Class B Common stock, $0.0000025 par value; 250,000 and 163,000 shares authorized; 131,955 and 52,468 shares issued and outstanding as of October 31, 2021 and January 31, 2021	—	—
Additional paid-in capital	1,292,710	186,892
Accumulated deficit	(507,552)	(398,199)
Accumulated other comprehensive loss	(758)	(19,915)
Total GitLab stockholders' equity (deficit)	784,400	(231,222)
Noncontrolling interests	25,007	—
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	809,407	(231,222)
TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK, AND STOCKHOLDERS’ EQUITY (DEFICIT)	$1,028,808	$362,566
__________
(1) As of October 31, 2021, the consolidated balance sheet includes assets and liabilities of the consolidated variable interest entity, GitLab Information Technology (Hubei) Co., LTD (“JiHu”), of $20.5 million and $3.0 million, respectively. The assets of JiHu can be used only to settle obligations of JiHu and creditors of JiHu do not have recourse against the general credit of the Company.

GitLab Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020
Revenue:
Subscription—self-managed and SaaS	$59,774	$36,665	$156,542	$92,254
License—self-managed and other	7,026	5,487	18,315	13,775
Total revenue	66,800	42,152	174,857	106,029
Cost of revenue:
Subscription—self-managed and SaaS	5,608	3,671	16,366	9,487
License—self-managed and other	1,587	966	4,446	2,751
Total cost of revenue	7,195	4,637	20,812	12,238
Gross profit	59,605	37,515	154,045	93,791
Operating expenses:
Sales and marketing	50,543	34,837	133,562	99,164
Research and development	24,664	19,042	68,607	57,942
General and administrative	16,939	8,090	40,276	22,113
Total operating expenses	92,146	61,969	242,445	179,219
Loss from operations	(32,541)	(24,454)	(88,400)	(85,428)
Interest income	127	97	226	1,007
Other income (expense), net	(10,209)	(4,005)	(21,252)	13,447
Loss before income taxes	(42,623)	(28,362)	(109,426)	(70,974)
Provision for (benefit from) income taxes	(875)	246	1,370	1,182
Net loss	$(41,748)	$(28,608)	$(110,796)	$(72,156)
Net loss attributable to noncontrolling interest	(521)	—	(1,443)	—
Net loss attributable to GitLab	$(41,227)	$(28,608)	$(109,353)	$(72,156)
Net loss per share attributable to GitLab Class A and Class B common stockholders, basic and diluted	$(0.62)	$(0.57)	$(1.89)	$(1.45)
Weighted-average shares used to compute net loss per share attributable to GitLab Class A and Class B common stockholders, basic and diluted	67,018	50,306	57,789	49,806

GitLab Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended October 31,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss, including amounts attributable to noncontrolling interest	$(110,796)	$(72,156)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	17,242	5,678
Other non-cash expense (income)	(128)	293
Amortization of intangible assets	251	137
Amortization of deferred contract acquisition costs	23,555	12,442
Unrealized foreign exchange (gain) loss	19,752	(13,614)
Changes in assets and liabilities:
Accounts receivable	(17,350)	(18,511)
Prepaid expenses and other current assets	(3,373)	(1,952)
Other long-term assets	(3,120)	(536)
Costs deferred related to contract acquisition	(24,642)	(21,582)
Accounts payable	1,786	318
Accrued expenses and other current liabilities	1,019	1,683
Accrued compensation and benefits	3,812	632
Other long-term liabilities	1,803	688
Deferred revenue	41,469	40,260
Net cash used in operating activities	(48,720)	(66,220)
CASH FLOWS FROM INVESTING ACTIVITIES:
Intangible assets acquisitions, net of cash acquired	—	(933)
Purchases of short-term investments	(100,031)	—
Net cash used in investing activities	(100,031)	(933)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from initial public offering, net of underwriting discounts	654,552	—
Proceeds from the issuance of common stock upon exercise of stock options, including early exercises, net of repurchases	14,574	6,619
Repurchase of common stock	(590)	—
Contributions received from noncontrolling interests	26,450	—
Payments of deferred offering costs	(3,398)	—
Net cash provided by financing activities	691,588	6,619
Impact of foreign exchange on cash and cash equivalents	(973)	485
Net increase (decrease) in cash	541,864	(60,049)
Cash and cash equivalents, beginning of period	282,850	343,327
Cash and cash equivalents, end of period	$824,714	$283,278
Supplemental disclosure of cash flow information:
Cash paid for income taxes	$1,111	$1,921
Cash donations	$1,000	$—
Supplemental disclosure of non-cash investing and financing activities:
Vesting of early exercised stock options	$5,425	$1,882
Issuance of common stock upon conversion of preferred stock	$424,904	$—
Unpaid deferred offering costs	$1,309	$—

GitLab Inc.
Reconciliation of GAAP to Non-GAAP
(in thousands, except per share data)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020
Gross profit on GAAP basis	$59,605	$37,515	$154,045	$93,791
Gross margin on GAAP basis	89%	89%	88%	88%
Stock-based compensation expense	331	74	722	206
Gross profit on non-GAAP basis	$59,936	$37,589	$154,767	$93,997
Gross margin on non-GAAP basis	90%	89%	89%	89%

Sales and marketing on GAAP basis	$50,543	$34,837	$133,562	$99,164
Stock-based compensation expense	(2,562)	(813)	(5,688)	(2,319)
Sales and marketing on non-GAAP basis	$47,981	$34,024	$127,874	$96,845

Research and development on GAAP basis	$24,664	$19,042	$68,607	$57,942
Stock-based compensation expense	(2,147)	(635)	(4,653)	(1,902)
Research and development on non-GAAP basis	$22,517	$18,407	$63,954	$56,040

General and administrative on GAAP basis	$16,939	$8,090	$40,276	$22,113
Amortization of acquired intangibles	(82)	(83)	(251)	(137)
Stock-based compensation expense	(3,539)	(534)	(6,179)	(1,251)
General and administrative on non-GAAP basis	$13,318	$7,473	$33,846	$20,725

Loss from operations on GAAP basis	$(32,541)	$(24,454)	$(88,400)	$(85,428)
Stock-based compensation expense	8,579	2,056	17,242	5,678
Amortization of acquired intangibles	82	83	251	137
Loss from operations on non-GAAP basis	$(23,880)	$(22,315)	$(70,907)	$(79,613)

Other income (expense), net on GAAP basis	$(10,209)	$(4,005)	$(21,252)	$13,447
Unrealized foreign exchange (gain) loss	9,913	4,147	19,752	(13,614)
Other income (expense), net on non-GAAP basis	$(296)	$142	$(1,500)	$(167)

Net loss attributable to GitLab common stockholders on GAAP basis	$(41,227)	$(28,608)	$(109,353)	$(72,156)
Stock-based compensation expense	8,579	2,056	17,242	5,678
Amortization of acquired intangibles	82	83	251	137
Unrealized foreign exchange (gain) loss	9,913	4,147	19,752	(13,614)
Net loss attributable to GitLab common stockholders on non-GAAP basis	$(22,653)	$(22,322)	$(72,108)	$(79,955)

Net loss per share on GAAP basis	$(0.62)	$(0.57)	$(1.89)	$(1.45)
Non-GAAP adjustments to net loss per share	0.28	0.13	0.64	(0.16)
Net loss per share on non-GAAP basis	$(0.34)	$(0.44)	$(1.25)	$(1.61)
Shares used in per share calculation - diluted on GAAP and non-GAAP basis	67,018	50,306	57,789	49,806

Media Contact:
Rachel Romoff
GitLab Inc.
press@gitlab.com

Investor Contact:
Willa McManmon
The Blueshirt Group
ir@gitlab.com